UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-224-6000

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Credit Agreements

On July 31, 2015 (the “Credit Facilities Closing Date”), the following two credit agreements were entered into by DPL Inc. (“DPL”) or DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), as applicable:

DPL Credit Agreement

On July 31, 2015, DPL entered into a credit agreement among DPL, each lender from time to time party thereto, U.S. Bank, National Association (“US Bank”), as administrative agent, collateral agent, swing line lender and a letter of credit issuer, PNC Bank, National Association (“PNC Bank”), as syndication agent and a letter of credit issuer, and Bank of America, N.A. (“Bank of America”), as documentation agent and a letter of credit issuer (the “US Bank Credit Agreement”).

The US Bank Credit Agreement provides on the Credit Facilities Closing Date, and on a secured basis, for term loans in an aggregate principal amount of $125 million, and revolving loans, swing line loans and letters of credit in an aggregate principal amount of $205 million. After it delivers the Ohio Mortgage (noted below) to US Bank, as administrative agent, and subject to customary conditions and the approval of any lender whose commitment would be increased, DPL has the option to increase the maximum principal amount of the revolving loans, swing line loans and letters of credit available under the US Bank Credit Agreement, or to add one or more new term loans for the purpose of refinancing indebtedness, by up to an additional $95 million to up to $300 million. Letters of credit are subject to a sub-limit not to exceed $200 million at any one time, and swing line loans are subject to a sub-limit not to exceed ten percent of the total revolving commitments under the US Bank Credit Agreement at any one time. Funds borrowed under the US Bank Credit Agreement may be used for general corporate purposes and must be repaid no later than July 31, 2020, or, if certain conditions set forth in the US Bank Credit Agreement have not been met, July 1, 2019. On the Credit Facilities Closing Date, DPL borrowed $125 million of term loans under the US Bank Credit Agreement and $20 million of revolving loans under the US Bank Credit Agreement to apply toward payment in full of the 2013 PNC Bank Credit Agreement as described in Item 1.02 below.

Funds borrowed under the US Bank Credit Agreement may be prepaid at any time and must be prepaid upon certain circumstances in connection with the issuance of additional debt or equity by DPL or with the sale of property or assets by DPL or its subsidiaries. The US Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants. The first financial covenant requires DPL’s consolidated total debt to consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) not to exceed (i) 7.25 to 1.00 as of the end of any fiscal quarter of DPL during the period September 30, 2015 to December 31, 2018, (ii) 6.25 to 1.00 as of the end of any fiscal quarter of DPL during the period January 1, 2019 to December 31, 2019, and (iii) 5.75 to 1.00 as of the end of any fiscal quarter of DPL after January 1, 2020; and the second financial covenant requires DPL’s consolidated EBITDA to consolidated interest charges to be not less than (i) 2.10 to 1.00 as of the end of any fiscal quarter of DPL during the period September 30, 2015 to December 31, 2018, and (ii) 2.25 to 1.00 as of the end of any fiscal quarter of DPL after January 1, 2019, all as determined in accordance with the terms of the US Bank Credit Agreement.

 DPL secured its obligations to lenders under the US Bank Credit Agreement with (i) a pledge of equity that DPL owns in DP&L pursuant to a Pledge Agreement, dated as of July 31, 2015, between DPL and U.S. Bank, as Collateral Agent (the “Pledge Agreement”), limited to the amount permitted to be pledged under certain Indentures dated October 3, 2011 between DPL and U.S. Bank National Association, as Trustee and (ii) a mortgage, effective as of the Credit Facilities Closing Date, on an electricity generating peaker plant located in Indiana and owned by a subsidiary of DPL, DPL Energy, LLC, an Ohio limited liability company (“DPLE”), pursuant to an Open-end Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of July 31, 2015, made by DPLE to U.S. Bank, as Collateral Agent and Mortgagee (the “Indiana Mortgage”). DPL also must use its reasonable efforts to further secure its obligations under the US Bank Credit Agreement with a leasehold mortgage, to be effective after the Credit Facilities Closing Date, on an electricity generating peaker plant located in Ohio and leased by DPLE (the “Ohio Mortgage”). Additionally, DPLE is a guarantor of DPL’s obligations under the US Bank Credit Agreement pursuant to a Guaranty Agreement, dated as of July 31, 2015, between DPLE and U.S. Bank, as Administrative Agent (the “Guarantee Agreement”).

DPL has agreed to pay interest on outstanding borrowings under, and as determined in accordance with, the US Bank Credit Agreement, and to pay customary administrative agent and other fees.

The foregoing descriptions of the US Bank Credit Agreement, the Guaranty Agreement, the Pledge Agreement and the Indiana Mortgage are qualified in their entirety by reference to the US Bank Credit Agreement, the Guaranty Agreement, the Pledge Agreement and the Indiana Mortgage, copies of which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and are incorporated herein by reference.

DP&L Credit Agreement

On the Credit Facilities Closing Date, DP&L entered into a credit agreement among DP&L, the lenders from time to time party thereto, PNC Bank, as administrative agent, swing line lender and a letter of credit issuer, Fifth Third Bank (“Fifth Third Bank”), as syndication agent and a letter of credit issuer, and Bank of America, as documentation agent and a letter of credit issuer (the “PNC Bank Credit Agreement”).

The PNC Bank Credit Agreement provides, on an unsecured basis, for revolving loans, swing line loans and letters of credit. The maximum principal amount of all revolving loans, swing line loans and letters of credit available under the PNC Bank Credit Agreement may not exceed $175 million at any one time. Letters of credit are subject to a sub-limit not to exceed $50 million at any one time, and swing line loans are subject to a sub-limit not to exceed the lesser of $10 million and the aggregate amount of commitments under the PNC Bank Credit Agreement at any one time. Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L has the option to increase the maximum principal amount available under the PNC Bank Credit Agreement by up to an additional $100 million, for a total maximum available amount of $275 million. None of the lenders under the PNC Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments. Funds may be prepaid at any time, and DP&L has the right to permanently reduce or terminate the lenders commitments provided for under the PNC Bank Credit Agreement. On the Credit Facilities Closing Date, DPL borrowed $30 million under the PNC Bank Credit Agreement to apply toward the refunding of certain of DP&L’s pollution control bonds.

Funds provided under the PNC Bank Credit Agreement may be used for general corporate purposes. Unless the lenders commitments are terminated earlier in accordance with the PNC Bank Credit Agreement, the revolving loans and swing line loans provided for under the US Bank Credit Agreement are available until July 31, 2020, and letters of credit provided for under the PNC Bank Credit Agreement are available until seven days prior to that date.

  The PNC Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants, depending on whether the restructuring of DP&L’s operations in accordance with an order by the Public Utilities Commission of Ohio (“PUCO”), including the separation of DP&L’s generation assets from its transmission and distribution assets, in compliance with the laws of the state of Ohio and any rules and regulations thereunder (the “Separation Transactions”) has been completed. Prior to the date of completion of the Separation Transactions, DP&L’s (i) consolidated total debt to consolidated total capitalization shall not be greater than 0.65 to 1.00 at any time and (ii) consolidated EBITDA to consolidated interest charges shall be no less than 2.50 to 1.00 at any time; and, on and after the date of completion of the Separation Transactions, DP&L’s (iii) consolidated total debt to consolidated total capitalization shall not be greater than 0.75 to 1.00 at any time and (iv) consolidated EBITDA to consolidated interest charges shall be no less than 2.50 to 1.00 (provided that compliance with the ratio in clause (iii) shall be suspended if (x) DP&L’s long term indebtedness, as determined by PUCO, is less than or equal to $750 million between January 1, 2017 and December 31, 2017 or (y) as long as DP&L maintains a rating of BBB-/Baa3/BBB- or higher with a stable outlook from at least one of Fitch Investors Service Inc., Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc., all as determined in accordance with the terms of the PNC Bank Credit Agreement.

DP&L has agreed to pay interest on outstanding revolving loans, swing line loans and letters of credit as determined in accordance with the PNC Bank Credit Agreement, and to pay unused commitment fees and customary administrative agent, letter of credit and other fees.

The foregoing description of the PNC Bank Credit Agreement is qualified in its entirety by reference to the PNC Bank Credit Agreement, a copy of which is attached as Exhibit 4.5 hereto and is incorporated herein by reference.

DP&L Mortgage Bonds

On August 3, 2015, DP&L entered into a 48th Supplemental Indenture (the “48th Supplemental Indenture”) and a 49th Supplemental Indenture (the “49th Supplemental Indenture,” and together with the 48th Supplemental Indenture, the “Supplemental Indentures”), each dated as of August 1, 2015, with the Bank of New York, as Trustee, to its First and Refunding Mortgage (as amended and supplemented, the “First and Refunding Mortgage”), dated as of October 1, 1935, with the Bank of New York Mellon, in connection with the refinancing of $200,000,000 of pollution control bonds. The specific issues refinanced consisted of:

•	$50 million of State of Ohio Collateralized Air Quality Development Revenue Refunding Bonds 2008 Series A (The Dayton Power and Light Company Project) issued by the Ohio Air Quality Development Authority (the “OAQDA”);

•	$50 million of State of Ohio Collateralized Air Quality Development Revenue Refunding Bonds 2008 Series B (The Dayton Power and Light Company Project) issued by the OAQDA; and

•	$137.8 million of State of Ohio Collateralized Pollution Control Revenue Refunding Bonds, 2005 Series B (The Dayton Power and Light Company Project) issued by the OAQDA, of which $100 million was refinanced and $37.8 million was refunded.

As part of the pollution control bond refinancing, on August 3, 2015, DP&L entered into two separate loan agreements with the OAQDA in connection with new 2015 Series A and Series B pollution control bonds issued by the OAQDA (together, the “loan agreements”) at a variable rate of interest. The proceeds of the bonds were used to repay existing pollution control bonds on August 3, 2015, the date of redemption for the existing bonds. To secure the repayment of its obligations to the OAQDA under the loan agreements, DP&L entered into the Supplemental Indentures. The Supplemental Indentures set forth proposed amendments to the First and Refunding Mortgage to, among other things, allow DP&L to effect the Separation Transactions detailed above (such amendments, the “Proposed Amendments”). The Proposed Amendments become effective on the date either (i) none of DP&L’s first mortgage bonds that were outstanding on August 3, 2015 are outstanding or (ii) supplemental indentures embodying the Proposed Amendments are consented to by holders of at least a majority of DP&L’s outstanding first mortgage bonds. In connection with the sale of the new 2015 Series A and Series B pollution control bonds, DP&L also entered into a Bond Purchase and Covenants Agreement, dated as of August 1, 2015, among DP&L, SunTrust Bank (“SunTrust Bank”) as administrative agent, and the purchasers of the new pollution control bonds (the “Covenants Agreement”). The Covenants Agreement contains representations, warranties, covenants and defaults consistent with those contained in similar financing documents of DP&L.

Payments of interest on the loans are payable at the applicable rate set forth in the loan agreements. Principal on each loan is payable on the applicable maturity date or in connection with certain optional or mandatory tenders for purchase or optional or mandatory redemptions. The maturity date for the new 2015 Series A pollution control bonds is November 1, 2040, and the maturity date for the new 2015 Series B pollution control bonds is January 1, 2034. A default by DP&L under either of the two loan agreements would create a corresponding default under the 48th Supplemental Indenture or 49th Supplemental Indenture to the First and Refunding Mortgage, as appropriate, and provide similar rights granted previously to other first mortgage bond holders under separate supplemental indentures.

The foregoing descriptions of the terms of the respective loan agreements, the 48th Supplemental Indenture and 49th Supplemental Indenture to the First and Refunding Mortgage, and the Covenants Agreement are qualified in their entirety by reference to the loan agreements, the 48th Supplemental Indenture and 49th Supplemental Indenture to the First and Refunding Mortgage and the Covenants Agreement, respectively, copies of which are attached as Exhibits 4.6, 4.7, 4.8, 4.9 and 4.10 hereto, respectively, and are incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

In connection with DPL entering into the US Bank Credit Agreement described in Item 1.01 above, on the Credit Facilities Closing Date, DPL, without incurring any penalties, terminated (i) the credit agreement, dated as of May 10, 2013, among DPL, the lenders party thereto and PNC Bank, as administrative agent, Fifth Third Bank and US Bank, as co-syndication agents, and Bank of America, as documentation agent (the “2013 PNC Credit Agreement”); and (ii) the credit agreement, dated as of May 10, 2013, among DPL, the lenders party thereto, US Bank, as administrative agent, swing line lender and letter of credit issuer, and PNC Bank, as co-syndication agent, and Bank of America, as documentation agent (the “2013 US Bank Credit Agreement”). Each of the 2013 PNC Bank Credit Agreement and the 2013 US Bank Credit Agreement had been scheduled to mature by its terms on May 10, 2018.

At termination, DPL applied (i) $125 million borrowed under the US Bank Credit Agreement described in Item 1.01 above, (ii) $20 million borrowed under the US Bank Credit Agreement described in Item 1.01 above, and (iii) $15 million in cash to repayment in full of the 2013 PNC Bank Credit Agreement.

In connection with DP&L entering into the US Bank Credit Agreement described in Item 1.01 above, on the Credit Facilities Closing Date, DP&L, without incurring any penalties, terminated in whole the commitments available under the credit agreement, dated as of May 10, 2013, among DP&L, the lenders party thereto and Fifth Third Bank, as administrative agent, swing line lender and a letter of credit issuer (the “2013 Fifth Third Bank Credit Agreement”). The 2013 Fifth Third Bank Credit Agreement had been scheduled to mature by its terms on May 10, 2018.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Loan Agreement, dated August 1, 2015, between the Ohio Air Quality Development Authority and The Dayton Power and Light Company, relating to the 2015 Series A pollution control bonds

Exhibit 4.2	Loan Agreement, dated August 1, 2015, between the Ohio Air Quality Development Authority and The Dayton Power and Light Company, relating to the 2015 Series B pollution control bonds

Exhibit 4.3	Forty-Eighth Supplemental Indenture, dated as of August 1, 2015, between The Bank of New York Mellon, as Trustee, and The Dayton Power and Light Company

Exhibit 4.4	Forty-Ninth Supplemental Indenture, dated as of August 1, 2015, between The Bank of New York Mellon, as Trustee, and The Dayton Power and Light Company

Exhibit 4.5	Bond Purchase and Covenants Agreement, dated as of August 1, 2015, among The Dayton Power and Light Company, SunTrust Bank, as Administrative Agent, and the purchasers party thereto

Exhibit 10.1	Credit Agreement, dated as of July 31, 2015, among DPL Inc., each lender from time to time party thereto, U.S. Bank National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, PNC Bank, National Association, as Syndication Agent and an L/C Issuer, and Bank of America, N.A., as Documentation Agent

Exhibit 10.2	Guaranty Agreement, dated as of July 31, 2015, between DPL Energy, LLC and U.S. Bank National Association, as Administrative Agent

Exhibit 10.3	Pledge Agreement, dated as of July 31, 2015, between DPL Inc. and U.S. Bank National Association, as Collateral Agent

Exhibit 10.4	Open-end Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated as of July 31, 2015, made by DPL Energy, LLC to U.S. Bank National Association, as Collateral Agent and Mortgagee

Exhibit 10.5	Credit Agreement, dated as of July 31, 2015, among The Dayton Power and Light Company, each lender from time to time party thereto, PNC Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Fifth Third Bank, as Syndication Agent and an L/C Issuer, and Bank of America, N.A., as Documentation Agent and an L/C Issuer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL INC.

Date: August 6, 2015	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: August 6, 2015	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary